                                    Exhibit 4

                                                                 October 2, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                        Re: Dynamic International, Ltd.


Ladies/Gentlemen:

          We agree with the Statement (a) under Item 4 in the Form 8-K report of Dynamic International, Ltd. executed on behalf of the Company on September 27, 1996. We are unable to agree or disagree with Statement (b).

                        Very truly yours,

                        /s/ Hoberman, Miller & Co., P.C.